SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 14, 1999



                           GLENAYRE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



Delaware                            0-15761                         98-0085742
--------                            -------                         ----------
(State or other jurisdiction      (Commission                    (IRS Employer
of incorporation)                File Number)              Identification No.)



5935 Carnegie Boulevard, Charlotte, North Carolina                       28209
--------------------------------------------------------------------------------
      (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (704) 553-0038


                                Not applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.  Other Events.

      On January 14, 1999, Glenayre Technologies, Inc. (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent") executed an amendment (the "Amendment") to the Preferred Shares Rights Agreement dated May 21, 1997 between the Company and the Rights Agent (as amended, modified or supplemented from time to time, the "Rights Agreement"). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Rights Agreement.

      Section 27 of the Rights Agreement provides that prior to the Distribution Date, the Company may supplement or amend the Rights Agreement in any respect without the consent of the Rights Holders. The State of Wisconsin Investment Board ("SWIB") requested the Company to amend the Rights Agreement to exclude SWIB from the definition of "Acquiring Person" unless and until such time as SWIB becomes the Beneficial Owner of a percentage of Common Shares of the Company then outstanding which equals or exceeds 20%. SWIB agreed not to seek election or placement of a representative of SWIB on the Company's Board of Directors while SWIB is the Beneficial Owner of 15% or more of the outstanding Common Shares of the Company. The Board of Directors of the Company approved the Amendment on January 14, 1999.

      The Amendment provides that SWIB shall not be deemed to be an Acquiring Person under the Rights Agreement until SWIB shall have become the Beneficial Owner of a percentage of Common Shares then outstanding which equals or exceeds the SWIB Percentage. The SWIB Percentage equals 20% through January 14, 2000. However, after January 14, 2000, the SWIB Percentage shall be reduced to (i) 15%, if SWIB does not beneficially own 15% or more of the Common Shares outstanding at the close of business on January 14, 2000, or (ii) if SWIB beneficially owns 15% or more of the Common Shares outstanding at the close of business on January 14, 2000, the next highest whole percentage in excess of the percentage of Common Shares of the Company then outstanding and beneficially owned by SWIB, not to exceed 20%. The definitions of "Distribution Date" and "Triggering Event" were also amended to conform to the modifications made to the definition of Acquiring Person.

      The Amendment and the Rights Agreement, specifying the terms of the Rights and including the form of the Rights Certificate, are exhibits hereto and the Rights Agreement is incorporated herein by reference. The foregoing description of the Rights and the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits

            4.1 Preferred Shares Rights Agreement dated May 21, 1997 by and between the Registrant and American Stock Transfer & Trust Company, together with the Form of Rights Certificate attached as Exhibit B thereto. Incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-A filed on May 22, 1997.

            4.2 Amendment to the Preferred Shares Rights Agreement dated January 14, 1999 between the Registrant and American Stock Transfer & Trust Company.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    GLENAYRE TECHNOLOGIES, INC.



                                    By  /s/ Eugene C. Pridgen
                                        --------------------------
                                          Eugene C. Pridgen
                                          Executive Vice President

Dated:  February 10, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                          Commission File Number
January 14, 1999                                                       0-15761


                           GLENAYRE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX


Exhibit No                                      Exhibit Description

4.1 Preferred Shares Rights Agreement dated May 21, 1997 by and between the Registrant and American Stock Transfer & Trust Company, together with the Form of Rights Certificate attached as Exhibit B thereto. Incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-A filed on May 22, 1997.

4.2 Amendment to the Preferred Shares Rights Agreement dated January 14, 1999 between the Registrant and American Stock Transfer & Trust Company.

                                                                     EXHIBIT 4.2

                                    AMENDMENT
                                     to the
                        PREFERRED SHARES RIGHTS AGREEMENT
                                     between
                           GLENAYRE TECHNOLOGIES, INC.
                                       and
                     AMERICAN STOCK TRANSFER & TRUST COMPANY



      This Amendment (the "Amendment") to the Preferred Shares Rights Agreement is made and entered into as of January 14, 1999 between GLENAYRE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, as Rights Agent (the "Rights Agent").

                                 R E C I T A L S

      WHEREAS, the Company and the Rights Agent entered into the Preferred Shares Rights Agreement dated as of May 21, 1997 (as amended, modified, restated or supplemented from time to time, the "Rights Agreement"); and

      WHEREAS, Section 27 of the Rights Agreement provides that prior to the Distribution Date (as defined in the Rights Agreement), the Company may supplement or amend the Rights Agreement in any respect without the approval of any holders of Rights; and

      WHEREAS, the State of Wisconsin Investment Board ("SWIB") has requested that the Company amend the Rights Agreement to exclude SWIB from the definition of Acquiring Person until such time as SWIB becomes the Beneficial Owner of a percentage of the Common Shares of the Company then outstanding which equals or exceeds 20%; and

      WHEREAS, pursuant to its letter dated January 8, 1999 requesting the Amendment and in consideration of such Amendment, SWIB agrees not to seek election or placement of a representative of SWIB on the Company's Board of Directors while SWIB is the Beneficial Owner of 15% or more of the outstanding Common Shares of the Company; and

      WHEREAS, the Company, with the approval of the Board of Directors of the Company, has determined to modify the terms of the Rights Agreement in certain respects as set forth herein, and in connection therewith, is entering into this Amendment and directing the Rights Agent to enter into this Amendment.

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. Effect of Amendment. Except as expressly provided herein, the Rights Agreement shall be and remain in full force and effect.

      2. Capitalized Terms. All capitalized, undefined terms used in this Amendment shall have the meanings assigned thereto in the Rights Agreement.

      3. Supplement to Definitions. The definitions contained in Section 1 of the Rights Agreement shall be supplemented by adding the following:

            "SWIB" shall mean the State of Wisconsin Investment Board.

            "SWIB PERCENTAGE" shall mean 20% to and including January 14, 2000 at which time the SWIB Percentage shall be reduced to (i) 15% if SWIB is not the Beneficial Owner of 15% or more of the Common Shares of the Company outstanding at the close of business on January 14, 2000 or (ii) if SWIB is the Beneficial Owner of 15% or more of the Common Shares of the Company outstanding at the close of business on January 14, 2000, the next highest whole percentage in excess of the percentage of Common Shares of the Company then outstanding beneficially owned by SWIB.

      4. Amendment to Definitions. The following definitions contained in
Section 1 of the Rights Agreement are hereby deleted in their entirety and amended to read as follows:

            "ACQUIRING PERSON" shall mean any Person who, itself or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the Common Shares then outstanding, but shall not include the Company, any Subsidiary of the Company, SWIB unless and until SWIB shall have become the Beneficial Owner of a percentage of Common Shares then outstanding which equals or exceeds the SWIB Percentage at which such time SWIB shall be an Acquiring Person, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall be deemed to be an Acquiring Person: (i) as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more (or, in the case of SWIB, to a percentage equal to or greater than the SWIB Percentage) of the Common Shares of the Company then outstanding; provided, that if a Person shall become the Beneficial Owner of 15% or more (or, in the case of SWIB, of a percentage equal to or greater than the SWIB Percentage) of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an Acquiring Person, or (ii) if within eight (8) days after such Person would otherwise become an Acquiring Person (but for the operation of this clause (ii)), such Person notifies the Board of Directors that such Person did so inadvertently and within two (2) days after such notification, such Person is the

Beneficial Owner of less than 15% (or, in the case of SWIB, of a percentage less than the SWIB Percentage) of the outstanding Common Shares.

            "DISTRIBUTION DATE" shall mean the earlier of (i) the Close of Business on the tenth day (or such later date as may be determined by action of a majority of the members of the Board of Directors then in office) after the Shares Acquisition Date (or, if the tenth day after the Shares Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth day (or such later date as may be determined by action of a majority of the members of the Board of Directors then in office) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, SWIB unless and until SWIB shall have become the Beneficial Owner of a percentage of Common Shares then outstanding which equals or exceeds the SWIB Percentage, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if, assuming the successful consummation thereof, such Person would be the Beneficial Owner of 15% or more (or, in the case of SWIB, of a percentage equal to or greater than the SWIB Percentage) of the shares of Common Stock then outstanding.

            "TRIGGERING EVENT" shall mean an event pursuant to which any Person (other than the Company, any Subsidiary of the Company, SWIB unless and until SWIB shall have become the Beneficial Owner of a percentage of Common Shares then outstanding which equals or exceeds the SWIB Percentage, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes an Acquiring Person.

      5. Effective Date. This Amendment shall become effective as of the date first above written but such effectiveness is contingent upon (a) the execution of this Amendment by the Company and the delivery of Resolutions of the Board of Directors of the Company authorizing and approving the Amendment; (b) delivery of a certificate from an appropriate officer of the Company stating that this Amendment is in compliance with Section 27 of the Rights Agreement; and (c) the execution and delivery of this Amendment by the Rights Agent.

      6. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without reference to the conflicts or choice of law principles thereof.

      7. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

      8. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this

Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of the Amendment as well as any facsimile, telecopy or other reproduction thereof.

      IN WITNESS WHEREOF, the Company and the Rights Agent have caused this Amendment to be duly executed as of the day first above written.



                                    GLENAYRE TECHNOLOGIES, INC.


                                    By   /s/ Ramon D. Ardizzone
                                         ------------------------------------
                                    Name  Ramon D. Ardizzone
                                    Title Chairman of the Board, President
                                          and CEO


                                    AMERICAN STOCK TRANSFER
                                    & TRUST COMPANY, as Rights Agent


                                    By   /s/ Herbert J. Lemmer
                                         ------------------------------------
                                    Name  Herbert J. Lemmer
                                    Title Vice President